UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 18, 2025, TEGNA Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Nexstar Media Group, Inc., a Delaware corporation (“Nexstar”), and Teton Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nova (“Merger Sub”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Nexstar. The Merger Agreement provides that each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) shares of Common Stock owned by Nexstar or owned or held in treasury by the Company; (ii) shares of Common Stock owned or held by any wholly owned subsidiary of the Company; and (iii) shares of Common Stock held by holders of such shares who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the Delaware General Corporation Law, as amended, with respect to such shares) will at the Effective Time automatically be converted into the right to receive $22.00 per share of Common Stock in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, each (i) time-based restricted stock unit award in respect of shares of Common Stock (a “Company RSU Award”) and (ii) performance-based restricted stock unit or performance share award in respect of shares of Common Stock (a “Company PSU Award”), in each case, whether vested or unvested, granted before August 18, 2025 and outstanding immediately prior to the Effective Time will become fully vested and be converted into the right to receive the Merger Consideration in respect of each underlying share of Common Stock, less amounts that are required to be withheld or deducted under applicable law. The number of shares of Common Stock subject to a Company PSU Award will be determined in accordance with the provisions of the applicable award agreement that apply upon a “Change in Control” within the meaning of the applicable award agreement. Each Company RSU Award and Company PSU Award granted on or after August 18, 2025 will be converted into a time-based restricted stock unit award in respect of common shares of Nova based on the value of the Merger Consideration and otherwise subject to the same terms and conditions as apply immediately prior to the Effective Time, with performance goals deemed achieved at the target level in the case of a Company PSU Award.

The Company’s board of directors (the “Board”) has unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others:

•	the approval of the Merger Agreement by the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon (the “Company Stockholder Approval”);

•	the absence of any order, writ, injunction, judgment, decree or ruling by a court of competent jurisdiction in the United States or law in the United States having been adopted prohibiting the consummation of the Merger;

•	(i) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under any agreement with a governmental entity not to consummate the transactions contemplated by the Merger Agreement that was entered into with the prior written consent of each of Nova and the Company and (ii) the grant by the Federal Communications Commission (the “FCC”) of applications required to be filed with the FCC to obtain the approvals of the FCC pursuant to the Communications Act of 1934, including the Telecommunications Act of 1996 (the “Communications Act”) and FCC rules necessary to consummate the transactions contemplated by the Merger Agreement;

•	the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers);

•	the performance and compliance in all material respects by the parties of their respective covenants required by the Merger Agreement to be performed or complied with by such party prior to the Effective Time; and

•	the absence, since June 30, 2025, of any effect, change, event, occurrence or development that has had or would reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect” (as defined in the Merger Agreement) that is continuing.

The Merger Agreement contains certain termination rights, including, among others:

•	the right of the parties to terminate the Merger Agreement by mutual written consent;

•	the right of either Nova or the Company to terminate the Merger Agreement if (a) the Merger has not been consummated at or prior to 5:00 p.m. Eastern Time on August 18, 2026 (the “Outside Date”), subject to one three-month extension (at either Nova or the Company’s election) if on such date all of the closing conditions other than certain conditions relating to regulatory approvals have been satisfied or waived, (b) a court or tribunal of competent jurisdiction in the United States has issued an order, writ, injunction, judgment, decree or ruling permanently restraining enjoining or otherwise prohibiting the Merger, (c) the FCC issues a Hearing Designation Order with respect to the Merger, (d) the Company Stockholder Approval is not obtained at a meeting of such stockholders for the purpose of obtaining the Company Stockholder Approval and such stockholder meeting has concluded, or (e) the Company, on the one hand, or Nexstar or Merger Sub, on the other hand, breaches its representations, warranties or covenants in the Merger Agreement, which breach would result in a failure of the applicable closing condition to be met, subject in certain cases, to the right of the breaching party to cure the breach (and provided that the party seeking to terminate the Merger Agreement is not in breach in a manner that would result in a failure of the applicable closing condition to be met);

•	the right of the Company to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a “Company Superior Proposal” (as defined in the Merger Agreement) in certain circumstances; and

•	the right of Nexstar to terminate the Merger Agreement in certain circumstances if the Board changes its recommendation in favor of the Merger.

Upon termination of the Merger Agreement under certain specified circumstances, including by the Company to enter into a definitive agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement, the Company will be required to pay Nexstar a termination fee of $120,000,000. Upon termination of the Merger Agreement under certain circumstances, including the termination by either party because certain required regulatory clearances are not obtained before the Outside Date, Nexstar will be required to pay the Company a termination fee of $125,000,000.

The Merger Agreement also provides that the Company must pay Nova in an amount equal to the reasonable and documented and out-of-pocket costs and expenses incurred by Nova in connection with the Merger Agreement, subject to a cap of $30,000,000, if the Merger Agreement is terminated as a result of the Company Stockholder Approval not having been obtained at a meeting of such stockholders for the purpose of obtaining the Company Stockholder Approval. The expense reimbursement will be set off against any termination fee payable by the Company if the termination fee later becomes payable.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants:

•	to use reasonable best efforts to (i) conduct its operations in all material respects in the ordinary course of business (ii) maintain in all material respects its station licenses and the Company’s rights thereunder and (iii) preserve intact in all material respects its current business organizations, ongoing businesses and material relationships with third parties, in each case, during the period between the date of the Merger Agreement and the Closing, and not to engage in specified types of transactions during this period, subject to certain exceptions;

•	to convene a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval;

•	not to solicit alternative acquisition proposals, and subject to certain exceptions, not to engage in discussions or negotiations with respect to such proposals or provide information in connection with such proposals; and

•	subject to customary “fiduciary out” exceptions, recommend that the Company’s stockholders adopt the Merger Agreement.

The Company, Merger Sub and Nexstar have agreed that they will, and will cause certain of their affiliates to, use their reasonable best efforts to consummate the Merger as promptly as reasonably practicable and in any event by the Outside Date (including any extension thereto), including by (i) preparing and filing with the appropriate governmental entity all filings, forms, registrations and notifications required to be filed to consummate the Merger, (ii) responding to inquiries from governmental entities, or provide any supplemental information and documentary materials that may be requested by governmental entities, in connection with such filings and (iii) taking such actions as are necessary to obtain antitrust, FCC and other required regulatory approvals, subject to certain limitations set forth in the Merger Agreement. The parties have agreed to file FCC and HSR applications within 30 business days after signing of the Merger Agreement.

If the Merger is consummated, the shares of Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

Nexstar has obtained debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses.

Bank of America, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA (together with certain of their affiliates, the “Lenders”), have agreed to provide Nexstar with debt financing in an aggregate principal amount that is sufficient to pay the cash consideration required to complete the Merger and the transactions contemplated by the Merger Agreement, including the payment of any debt required to be repaid, redeemed, retired, cancelled, terminated or otherwise satisfied and discharged on the Closing Date in connection with the Merger. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to customary closing conditions, including the consummation of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Nexstar, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Nexstar and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”). The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s entry into the Merger Agreement, on August 18, 2025, the Company entered into retention agreements with certain of its named executive officers providing for retention awards in the following amounts: Michael Steib: $6,000,000; Julie Heskett: $2,000,000; Thomas Cox: $2,500,000; and Alex Tolston: $2,500,000. The retention awards will vest 50% upon the closing of the Merger and 50% upon August 18, 2027 (or 100% upon August 18, 2027 if the Merger has not closed by such time), with vesting accelerated upon certain qualifying terminations of employment.

Item 7.01. Regulation FD Disclosure.

On August 19, 2025, the Company and Nexstar issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions and (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to TEGNA Inc., 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.investors.tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 8, 2025 (the “2025 Annual Meeting Proxy Statement”), and in other documents filed by the Company with the SEC. Please refer to the sections captioned “Director Compensation,” “Executive Compensation” and “Securities Beneficially Owned by Directors, Executive Officers and Principal Shareholders” in the 2025 Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2025 Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4s, filed by Lynn B. Trelstad on April 11, 2025, August 4, 2025 and August 7, 2025; Form 4s, filed by Scott K. McCune on May 5, 2025 and May 23, 2025; Form 4s, filed by Catherine Dunleavy on May 5, 2025 and May 23, 2025; Form 4s, filed by Gina L. Bianchini on May 5, 2025 and May 23, 2025; Form 4s, filed by Neal Shapiro on May 5, 2025 and May 23, 2025; Form 4s, filed by Howard D. Elias on May 5, 2025 and May 23, 2025; Form 4s, filed by Stuart J. Epstein on May 5, 2025 and May 23, 2025; Form 4, filed by Karen H. Grimes on May 5, 2025; Form 4s, filed by Denmark West on May 5, 2025 and May 23, 2025; Form 4, filed by Melinda Witmer on May 23, 2025; Form 4, filed by Henry Wadsworth McGee III on May 23, 2025; Form 4, filed by Julie Heskett on June 4, 2025; Form 4, filed by Thomas R. Cox on June 4, 2025; and Form 4, filed by Clifton A. McClelland III on August 7, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 18, 2025, by and among TEGNA Inc., Nexstar and Teton Merger Sub.*
99.1	Press Release, dated as of August 19, 2025.**
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

**	Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC. (Registrant)

	By:	/s/ Alex Tolston
Alex Tolston
Date: August 19, 2025		Senior Vice President and Chief Legal Officer